THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MAY 1, 2014


                        HAMLIN HIGH DIVIDEND EQUITY FUND

                       INSTITUTIONAL CLASS SHARES (HHDFX)
                         INVESTOR CLASS SHARES (HHDVX)

                              INVESTMENT ADVISER:
                         HAMLIN CAPITAL MANAGEMENT, LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                 PAGE
FUND SUMMARY -- INSTITUTIONAL CLASS SHARES ......................  1
     FUND INVESTMENT OBJECTIVE ..................................  1
     FUND FEES AND EXPENSES .....................................  1
     PRINCIPAL INVESTMENT STRATEGIES ............................  2
     PRINCIPAL RISKS ............................................  2
     PERFORMANCE INFORMATION ....................................  4
     INVESTMENT ADVISER .........................................  4
     PORTFOLIO MANAGERS .........................................  4
     PURCHASE AND SALE OF FUND SHARES ...........................  5
     TAX INFORMATION ............................................  5
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
       INTERMEDIARIES ...........................................  5
FUND SUMMARY -- INVESTOR CLASS SHARES ...........................  6
     FUND INVESTMENT OBJECTIVE ..................................  6
     FUND FEES AND EXPENSES .....................................  6
     PRINCIPAL INVESTMENT STRATEGIES ............................  7
     PRINCIPAL RISKS ............................................  7
     PERFORMANCE INFORMATION ....................................  9
     INVESTMENT ADVISER .........................................  9
     PORTFOLIO MANAGERS .........................................  10
     PURCHASE AND SALE OF FUND SHARES ...........................  10
     TAX INFORMATION ............................................  10
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
       INTERMEDIARIES ...........................................  10
MORE INFORMATION ABOUT RISK .....................................  11
MORE INFORMATION ABOUT THE FUND'S
OBJECTIVE AND INVESTMENTS .......................................  14
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................  15
INVESTMENT ADVISER ..............................................  15
PORTFOLIO MANAGERS ..............................................  15
RELATED PERFORMANCE DATA OF THE ADVISER .........................  16
PURCHASING AND SELLING FUND SHARES ..............................  18
SHAREHOLDER SERVICING ARRANGEMENTS ..............................  25
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................  25
OTHER POLICIES ..................................................  27
DIVIDENDS AND DISTRIBUTIONS .....................................  30
TAXES ...........................................................  30
FINANCIAL HIGHLIGHTS ............................................  32
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ...................  Back Cover

HAMLIN HIGH DIVIDEND EQUITY FUND -- INSTITUTIONAL CLASS SHARES

FUND INVESTMENT OBJECTIVE

The Hamlin High Dividend Equity Fund (the "Fund") seeks high current income and long-term capital appreciation.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if
shares redeemed have been held for less than 7 days)                   2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
Management Fees                                                        1.00%
Other Expenses                                                         0.31%
                                                                      -------
Total Annual Fund Operating Expenses                                   1.31%
Less Fee Reductions and/or Expense Reimbursements                     (0.31)%
                                                                      -------
Total Annual Fund Operating Expenses after Fee                         1.00%
Reductions and/or Expense Reimbursements(1)

(1) Hamlin Capital Management, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Class Shares' average daily net assets until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $102         $385         $688        $1,552
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended December 31, 2013, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

In pursuing the Fund's investment objective, Hamlin Capital Management, LLC ("Hamlin" or the "Adviser"), the Fund's adviser, seeks to identify and invest Fund assets in dividend-paying equity securities of companies that, in the Adviser's opinion, are undervalued in the market. Generally, the Adviser seeks companies with the following characteristics:

     o    Dividend yields at least one and one-half times that of the S&P 500
          Index;
     o History of increasing dividends and/or prospects for future dividend growth;
     o    Low debt, ample free cash flow and attractive returns on equity;
     o    Attractive valuation suggesting appreciation potential; and
     o Company management teams with experience, significant equity ownership and a tangible commitment to paying consistent and growing dividends over time.


Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of real estate investment trusts ("REITS") and interests in master limited partnerships ("MLPs"). The Fund may invest in companies of any market capitalizations range, although the Adviser expects to invest Fund assets mostly in mid- and large-capitalization companies. The Fund will generally invest in equity securities of domestic companies, but may invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser defines foreign companies as companies incorporated outside of the United States that do not maintain a headquarters or primary operation within the United States. Companies incorporated outside of the United States strictly for operational, tax, political, or other benefits, but which behave primarily like U.S. companies and whose securities are traded on a U.S. exchange, will not be considered foreign companies.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

MID-CAPITALIZATION COMPANY RISK -- The mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

SECTOR RISK--Given the Fund's focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market. As a result, the value of the Fund's shares may be especially sensitive to factors and economic risks that specifically affect those sectors. The Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

     o FINANCIAL SERVICES. Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

     o CONSUMER STAPLES. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies' performance. The success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

     o CONSUMER DISCRETIONARY. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

     o ENERGY. Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies.

VALUE STOCK RISK -- The Fund pursues a value approach to investing. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

REIT RISK -- REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes or operating expenses; rising interest rates; competition overbuilding; zoning changes; and losses from casualty or condemnation.


MLP RISK - MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund's Institutional Class Shares' performance for the past year and how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hamlinfunds.com or by calling 1-855-443-3863.


                        2013             32.89%

                    BEST QUARTER      WORST QUARTER
                       11.75%            4.87%
                    (03/31/2013)      (06/30/2013)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 4.04% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's Institutional Class Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                                           SINCE
HAMLIN HIGH DIVIDEND EQUITY FUND                                                         INCEPTION
INSTITUTIONAL CLASS SHARES                                                   1 YEAR      (3/30/12)*
--------------------------------------------------------------------------------------------------------
Returns Before Taxes                                                         32.89%        20.14%
Returns After Taxes on Distributions                                         30.81%        18.96%
Returns After Taxes on Distributions and Sale of Fund Shares                 19.01%        15.22%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)           32.39%        19.41%

* Index returns are shown from March 31, 2012.


INVESTMENT ADVISER

Hamlin Capital Management, LLC

PORTFOLIO MANAGERS


Charles S. Garland, CFA, Partner and Equity Portfolio Manager, has managed the Fund since its inception in 2012.

Christopher M. D'Agnes, CFA, Partner and Equity Portfolio Manager, has managed the Fund since its inception in 2012.


PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: Hamlin High Dividend Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Hamlin High Dividend Equity Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-HHD-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

HAMLIN HIGH DIVIDEND EQUITY FUND -- INVESTOR CLASS SHARES

FUND INVESTMENT OBJECTIVE

The Hamlin High Dividend Equity Fund (the "Fund") seeks high current income and long-term capital appreciation.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if
shares redeemed  have been held for less than 7 days)                  2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                                  INVESTOR CLASS
                                                                      SHARES
Management Fees                                                        1.00%
12b-1 Fees                                                             0.25%
Other Expenses
Shareholder Servicing Fees                                             0.25%
Other Operating Expenses                                               0.31%
                                                                      -------
Total Other Expenses                                                   0.56%
                                                                      -------
Total Annual Fund Operating Expenses                                   1.81%
Less Fee Reductions and/or Expense Reimbursements                     (0.31)%
                                                                      -------
Total Annual Fund Operating Expenses after Fee                         1.50%
Reductions and/or Expense Reimbursements(1)


(1) Hamlin Capital Management, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Investor Class Shares' average daily net assets until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $153        $539         $951         $2,101
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended December 31, 2013, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing the Fund's investment objective, Hamlin Capital Management, LLC ("Hamlin" or the "Adviser"), the Fund's adviser, seeks to identify and invest Fund assets in dividend-paying equity securities of companies that, in the Adviser's opinion, are undervalued in the market. Generally, the Adviser seeks companies with the following characteristics:

     o    Dividend yields at least one and one-half times that of the S&P 500
          Index;
     o History of increasing dividends and/or prospects for future dividend growth;
     o    Low debt, ample free cash flow and attractive returns on equity;
     o    Attractive valuation suggesting appreciation potential; and
     o Company management teams with experience, significant equity ownership and a tangible commitment to paying consistent and growing dividends over time.


Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of real estate investment trusts ("REITS") and interests in master limited partnerships ("MLPs"). The Fund may invest in companies of any market capitalizations range, although the Adviser expects to invest Fund assets mostly in mid- and large-capitalization companies. The Fund will generally invest in equity securities of domestic companies, but may invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser defines foreign companies as companies incorporated outside of the United States that do not maintain a headquarters or primary operation within the United States. Companies incorporated outside of the United States strictly for operational, tax, political, or other benefits, but which behave primarily like U.S. companies and whose securities are traded on a U.S. exchange, will not be considered foreign companies.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

MID-CAPITALIZATION COMPANY RISK -- The mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

SECTOR RISK--Given the Fund's focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market. As a result, the value of the Fund's shares may be especially sensitive to factors and economic risks that specifically affect those sectors. The Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

     o FINANCIAL SERVICES. Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

     o CONSUMER STAPLES. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies' performance. The success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

     o CONSUMER DISCRETIONARY. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

     o ENERGY. Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies.

VALUE STOCK RISK -- The Fund pursues a value approach to investing. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

REIT RISK -- REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes or operating expenses; rising interest rates; competition overbuilding; zoning changes; and losses from casualty or condemnation.

MLP RISK - MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund's Investor Class Shares' performance for the past year and how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hamlinfunds.com or by calling 1-855-443-3863.


                         2013            32.24%

                    BEST QUARTER      WORST QUARTER
                       11.57%            4.83%
                    (03/31/2013)      (06/30/2013)


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 3.89% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's Investor Class Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                                           SINCE
HAMLIN HIGH DIVIDEND EQUITY FUND                                                         INCEPTION
INVESTOR CLASS SHARES                                                        1 YEAR      (3/30/12)*
--------------------------------------------------------------------------------------------------------
Returns Before Taxes                                                         32.24%        19.58%
Returns After Taxes on Distributions                                         30.34%        18.50%
Returns After Taxes on Distributions and Sale of Fund Shares                 18.59%        14.80%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)           32.39%        19.41%

* Index returns are shown from March 31, 2012.


INVESTMENT ADVISER

Hamlin Capital Management, LLC

PORTFOLIO MANAGERS


Charles S. Garland, CFA, Partner and Equity Portfolio Manager, has managed the Fund since its inception in 2012.

Christopher M. D'Agnes, CFA, Partner and Equity Portfolio Manager, has managed the Fund since its inception in 2012.


PURCHASE AND SALE OF FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: Hamlin High Dividend Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Hamlin High Dividend Equity Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-HHD-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK


Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Equity securities in which the Fund invests include common stocks, shares of REITs and ADRs, and interests in MLPs. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MID-CAPITALIZATION COMPANY RISK -- The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


Investments in securities of foreign companies (including through ADRs), especially investments made in emerging markets, can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.


REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes or operating expenses; rising interest rates; competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee tables and examples in this prospectus.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. The risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. MLP operating expenses are not reflected in the fee tables and examples in this prospectus.


VALUE STOCK RISK -- Value investing focuses on companies with stocks that appear undervalued in light of a variety of factors. If the Adviser's assessment of a company's value or prospects is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time. Over time, value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.


SECTOR FOCUS RISK. Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:


     o FINANCIAL SERVICES. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U. S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

     o CONSUMER STAPLES. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

     o CONSUMER DISCRETIONARY. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

     o ENERGY. Energy companies develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the Fund's performance.

MORE INFORMATION ABOUT THE FUND'S OBJECTIVE AND INVESTMENTS


The investment objective of the Fund is to seek high current income and long-term capital appreciation. The investment objective of the Fund may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.


In pursuing the Fund's investment objective, the Adviser seeks to identify and invest Fund assets in dividend-paying equity securities of companies that, in the Adviser's opinion, are undervalued in the market. The Adviser's investment process includes quantitative and qualitative analysis of company filings and financial statements, with the ultimate goal of understanding a company's capital structure and consistency of cash generation. The Adviser focuses on a company's true quality of earnings and capacity to cover increasing dividend payments. In addition, the Adviser seeks to identify a fundamental company and industry investment thesis strong enough to attract investor capital over several years. Generally, the Adviser seeks companies with the following characteristics:

     o    Dividend yields at least one and one-half times that of the S&P 500
          Index;
     o History of increasing dividends and/or prospects for future dividend growth;
     o    Low debt, ample free cash flow and attractive returns on equity;
     o    Attractive valuation suggesting appreciation potential; and
     o Company management teams with experience, significant equity ownership and a tangible commitment to paying consistent and growing dividends over time.

The Adviser's valuation process combines the Adviser's dividend discount model with an analysis of a company's discounted future earnings power, price-earnings ratio and other valuation multiples (absolute and relative to peers) to identify the company's fair value. The Adviser purchases a security when the current price implies limited downside risk and the potential for an increase in the value of the company, based on the Adviser's assessment of the company's fair value.

The Adviser may sell a security if: (i) a material or long-term deterioration of a company's fundamentals decreases the Adviser's valuation target for the security; (ii) a security eliminates or reduces a dividend payment unexpectedly; or (iii) the Adviser has identified more attractive investment opportunities. Portfolio position may also be reduced if the security's price either reaches or falls below certain price targets established by the Adviser.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.


This prospectus describes the Fund's principal investment strategies and risks, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information ("SAI"). For information on how to obtain a copy of the SAI, see the back cover of this prospectus. Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS


A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.


INVESTMENT ADVISER

Hamlin Capital Management, LLC, a Delaware limited liability company formed in 2001, serves as the investment adviser to the Fund. The Adviser is a 100% employee-owned investment management firm with its principal place of business located at 640 Fifth Avenue, 6th Floor, New York, NY 10019. As of March 31, 2014, the Adviser had approximately $2.86 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.


The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's Institutional Class and Investor Class Shares' average daily net assets until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. For the fiscal year ended December 31, 2013, the Fund paid 0.69% of its average daily net asset in advisory fees (after fee reductions) to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated June 30, 2014, which will cover the period from January 1, 2014 to June 30, 2014.


PORTFOLIO MANAGERS


The Fund is co-managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.


Mr. Charles S. Garland, CFA, Partner and Equity Portfolio Manager, joined the Adviser in 2008. Prior to joining the Adviser, Mr. Garland co-managed a technology stock portfolio for Millennium Partners from 2004 to 2008. Previously, Mr. Garland was Managing Director at Deutsche Bank and its predecessor company, Alex Brown & Sons, where he held positions in proprietary trading, institutional sales management and institutional sales from 1993 to 2004. Mr. Garland began his career at Brown Brothers, Harriman & Co., where he worked from 1989 to 1993 in the international institutional sales department. Mr. Garland earned a BA in English, CUM LAUDE, from Yale University.

Mr. Christopher M. D'Agnes, CFA, Partner and Equity Portfolio Manager, joined the Adviser in 2001.
Prior to joining the Adviser, Mr. D'Agnes was an analyst in the Municipal Capital Markets group at

Merrill Lynch, where he was involved in the structuring of derivative contracts for hospitals and other tax-exempt municipal issuers. He earned a BS in Accounting from Bucknell University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.


RELATED PERFORMANCE DATA OF THE ADVISER

The following table gives the historical performance of all actual, fee-paying separate accounts, referred to as a "Composite," managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Hamlin High Dividend Equity Fund. The Composite does not reflect all of the firm's assets under management. Performance is historical and does not represent the future performance of the Hamlin High Dividend Equity Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Hamlin High Dividend Equity Fund.


The accounts that are included in the Composite are not subject to the same type of expenses to which the Hamlin High Dividend Equity Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Hamlin High Dividend Equity Fund. In addition, the accounts are not subject to the same adverse effects of cash inflows and outflows of investor money that a public mutual fund such as the Hamlin High Dividend Equity Fund may be subject to, and accordingly the performance of the accounts may be higher than for a public mutual fund managed under the same investment strategy. "Composite Net-of-Fees" performance results are net of all fees, expenses, and, if applicable, sales loads or placement fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.


The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Hamlin High Dividend Equity Fund. The performance data shown below should not be considered a substitute for the Hamlin High Dividend Equity Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE HAMLIN HIGH DIVIDEND EQUITY FUND.


------------------------------------------------------------------------------------------------------------------------------------
                                            COMPOSITE ASSETS                  PERFORMANCE RESULTS (ANNUAL TOTAL RETURNS)
                   TOTAL FIRM         ----------------------------------------------------------------------------------------------
                    ASSETS               USD              NUMBER OF          COMPOSITE                             COMPOSITE
YEAR              (MILLIONS)          (MILLIONS)          ACCOUNTS           NET-OF-FEES          S&P 500(1)       DISPERSION(2)
------------------------------------------------------------------------------------------------------------------------------------
2013               $2,703              $1,234                624                32.72%              32.39%            1.04%
------------------------------------------------------------------------------------------------------------------------------------
2012               $2,029                $798                480                11.03%              16.00%            1.12%
------------------------------------------------------------------------------------------------------------------------------------
2011               $1,623                $584                388                10.16%               2.11%            0.71%
------------------------------------------------------------------------------------------------------------------------------------
2010               $1,033                $191                220                20.65%              15.06%            2.22%
------------------------------------------------------------------------------------------------------------------------------------
2009                 $714                 $30                 51                20.98%              26.46%            2.69%
------------------------------------------------------------------------------------------------------------------------------------
2008                 $584                 $12                 30               -28.57%             -37.00%            4.45%
------------------------------------------------------------------------------------------------------------------------------------
2007                 $734                 $18                 31                 3.97%               5.49%            2.86%
------------------------------------------------------------------------------------------------------------------------------------
2006                 $869                 $29                 48                 7.90%              15.79%            5.93%
------------------------------------------------------------------------------------------------------------------------------------
2005                 $716                 $31                 42                20.80%               4.91%            4.90%
------------------------------------------------------------------------------------------------------------------------------------
2004                 $501                 $19                 26                22.80%              10.88%            7.67%
------------------------------------------------------------------------------------------------------------------------------------
2003                 $130                  $8                 24                30.40%              28.68%            9.87%
------------------------------------------------------------------------------------------------------------------------------------
2002                  $49                  $5                 29                 0.90%             -22.06%            6.15%
------------------------------------------------------------------------------------------------------------------------------------
2001                  $21                  $6                 34                 0.99%             -11.93%           10.69%
------------------------------------------------------------------------------------------------------------------------------------



(1) The S&P 500 Index is provided solely as a widely recognized index. It is in no way indicative of the strategy employed in the Composite. It is the Adviser's position that a meaningful benchmark is not available for this strategy due to the frequent and customized changes in allocation in individual accounts.

(2) The annual composite dispersion is an asset-weighted standard deviation calculated for the accounts in the composite the entire year.

The Composite consists of fully discretionary dividend equity accounts that are comprised of any amount of common stocks and cash. There is no minimum amount or time period to be included in the Composite. Results include accounts no longer with the firm. In January 2004, the Adviser merged with RRH Capital Management Inc. and the performance returns are linked. Composite performance is presented net of foreign withholding taxes, where applicable. Past performance is not indicative of future results.

The U.S. Dollar is the currency used to express performance. Returns include the effect of foreign currency exchange rates. The exchange rate source for the Composite is IDSI/IDC -- FT Interactive Data Corporation. Returns are presented net of custodial and management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees.

The management fee schedule is as follows: 1.00% on all assets. Actual investment advisory fees incurred by clients may vary.


The Composite was created April 1, 2006. The Adviser claims compliance with the Global Investment Performance Standards (GIPS[R]) and has prepared and presented this report in compliance with the GIPS standards. The Adviser has been independently verified for the periods January 1, 2001 through December 31, 2013. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Composite has been examined for the periods beginning January 1, 2001 through December 31, 2013. The verification and performance examination reports and the policies for valuing portfolios, calculating performance and preparing compliant presentations are available upon request.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional and Investor Class Shares of the Fund.


HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Class shares and Investor Class shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class shares and Investor Class shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME              ELIGIBLE INVESTORS                         INVESTMENT MINIMUMS                     FEES
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class     Primarily institutional investors and      Initial -- $100,000 (including for      No 12b-1 Fee.
                        individual investors who meet the          IRAs)
                        initial investment minimum                                                         No Shareholder Servicing
                                                                   Subsequent -- None                      Fee.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class          Primarily individual investors             Initial -- $2,500 (including for        0.25% 12b-1 Fee.
                                                                   IRAs)
                                                                                                           Shareholder Servicing Fee
                                                                   Subsequent -- None                      not to exceed 0.25%.
------------------------------------------------------------------------------------------------------------------------------------

Institutional Class shares and Investor Class shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.


For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your brokers or other financial intermediaries through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-855-HHD-FUND or log on to the Fund's website at www.hamlinfunds.com.

All investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."


The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest By Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund's name and the share class. Make your check payable to "Hamlin High Dividend Equity Fund."

REGULAR MAIL ADDRESS

Hamlin High Dividend Equity Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Hamlin High Dividend Equity Fund
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY WIRE


To open an account by wire, call 1-855-HHD-FUND for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA # 101000695
Hamlin High Dividend Equity Fund
DDA # 9870523965
Ref: Fund name/share class/account number/account name

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the net asset value ("NAV") next determined after the Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.


If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value, as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES


You can open an account (including an IRA) with a minimum initial investment of $100,000 and $2,500 for Institutional Class and Investor Class Shares, respectively. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.


BY AUTOMATIC INVESTMENT PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at Hamlin High Dividend Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Hamlin High Dividend Equity Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares of the Fund, check daily NAV or obtain additional information.

HAMLIN HIGH DIVIDEND EQUITY FUND      TICKER SYMBOL      CUSIP        FUND CODE
Institutional Class Shares                HHDFX        00769G741         3361
Investor Class Shares                     HHDVX        00769G733         3360

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-855-HHD-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.


Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.


Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-855-HHD-FUND (1-855-443-3863) for more information.

The sale price of each share will be the NAV next determined after the Fund receives your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Hamlin High Dividend Equity Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Hamlin High Dividend Equity Fund
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the ACH and wire redemption privileges) by completing the appropriate sections of the account application.

Call 1-855-HHD-FUND to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)


If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the effective date of your order. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


If because of redemptions your account balance drops below $1,000 and $50,000 for Investor Class and Institutional Class Shares, respectively, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your Fund shares are redeemed for this reason within 7 calendar days of their purchase, the redemption fee will not be applied.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies and any other institution having a service, administration or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan for Investor Class Shares that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25%, based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Fund's shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing fees that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information, please see "Payments to Financial Intermediaries" and "Shareholder Services" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Fund may invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than one (1) "round trip" into or out of the Fund over any rolling 90 day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 7 days (subject to certain exceptions as discussed in "Redemption Fee").


     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the

          Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 7 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder;
(iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income semi-annually and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your notice. To cancel your election, simply send written notice to the Fund. Distributions from the Fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Fund will be required to pay taxes on such distributions from other resources.

TAXES


You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund. The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.


Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about each class of the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling 1-855-HHD-FUND (1-855-443-3863) or on the Fund's website at http://www.hamlinfunds.com.

--------------------------------------------------------------------------------
HAMLIN HIGH DIVIDEND EQUITY FUND                  YEAR ENDED        PERIOD ENDED
INSTITUTIONAL CLASS                               DECEMBER 31,      DECEMBER 31,
                                                     2013              2012(++)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $15.40             $15.00
                                                    ------             ------
Income (Loss) from Investment Operations:
  Net Investment Income*                              0.55               0.41
  Net Realized and Unrealized Gain                    4.48               0.16
                                                    ------             ------
    Total from Investment Operations                  5.03               0.57
                                                    ------             ------
Dividends and Distributions:
  Net Investment Income                              (0.39)             (0.17)
  Net Realized Gains                                 (0.47)                --
                                                    -------            -------
  Total Dividends and Distributions                  (0.86)             (0.17)
                                                    -------            -------
  Redemption Fees (1)*                                0.00               0.00
                                                    -------            -------
  Net Asset Value, End of Period                    $19.57             $15.40
                                                    =======            =======
  TOTAL RETURN+                                      32.89%              3.80%
                                                    =======            =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)           $192,784            $55,537
  Ratio of Expenses to Average Net Assets             1.00%              1.00%++
  Ratio of Expenses to Average Net Assets             1.31%              2.69%++
   (Excluding Waivers and Reimbursements)
  Ratio of Net Investment Income to Average Net       2.80%              3.58%++
   Assets
  Portfolio Turnover Rate                               35%                32%^


*    Per share calculations were performed using average shares for the period.

+ Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

++   Annualized.

^ Portfolio turnover rate is for the period indicated and has not been annualized.

(1)  Amount represents less than $0.01 per share.

(++) Commenced operations on March 30, 2012.

Amounts designated as "--" are $0.

--------------------------------------------------------------------------------
HAMLIN HIGH DIVIDEND EQUITY FUND                  YEAR ENDED        PERIOD ENDED
INVESTOR CLASS                                    DECEMBER 31,      DECEMBER 31,
                                                     2013              2012(++)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $15.38            $15.00
                                                    ------            ------
Income (Loss) from Investment Operations:
  Net Investment Income*                              0.46              0.37
  Net Realized and Unrealized Gain                    4.47              0.14
                                                    ------            ------
    Total From Investment Operations                  4.93              0.51
                                                    ------            ------
Dividends and Distributions:
  Net Investment Income                              (0.31)            (0.13)
  Net Realized Gains                                 (0.47)               --
                                                    -------            ------
  Total Dividends and Distributions                  (0.78)            (0.13)
                                                    -------            ------
  Redemption Fees*                                      --                --
                                                    -------            ------
  Net Asset Value, End of Period                    $19.53            $15.38
                                                    =======           =======
  TOTAL RETURN +                                     32.24%             3.45%
                                                    =======           =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)            $19,905            $8,637
  Ratio of Expenses to Average Net Assets             1.50%             1.50%++
  Ratio of Expenses to Average Net Assets             1.81%             3.19%++
   (Excluding Waivers and Reimbursements)
  Ratio of Net Investment Income to Average Net      2.30%              3.21%++
   Assets
  Portfolio Turnover Rate                              35%                32%^

*    Per share calculations were performed using average shares for the period.

+ Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

++   Annualized.

^ Portfolio turnover rate is for the period indicated and has not been annualized.

(++) Commenced operations on March 30, 2012.

Amounts designated as "--"  are $0.

                        THE ADVISORS' INNER CIRCLE FUND
                        HAMLIN HIGH DIVIDEND EQUITY FUND

INVESTMENT ADVISER

Hamlin Capital Management, LLC
640 Fifth Avenue, 6th Floor
New York, New York 10019

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2014, includes detailed information about the Hamlin High Dividend Equity Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:      1-855-HHD-FUND (1-855-443-3863)

BY MAIL:           Hamlin High Dividend Equity Fund
                   P.O. Box 219009
                   Kansas City, MO 64121-9009

BY INTERNET:       www.hamlinfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.


                                                                 HCM-PS-001-0300

                      STATEMENT OF ADDITIONAL INFORMATION

                        HAMLIN HIGH DIVIDEND EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: HHDFX)
                         (INVESTOR CLASS SHARES: HHDVX)

                  A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MAY 1, 2014


                              INVESTMENT ADVISER:
                         HAMLIN CAPITAL MANAGEMENT, LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Hamlin High Dividend Equity Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated May 1, 2014 (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The financial statements with respect to the Fund for the fiscal year ended December 31, 2013, including notes thereto and the report of Ernst & Young LLP thereon, as contained in the 2013 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be a part of this SAI. A copy of the Fund's 2013 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's Prospectus or Annual Report free of charge by writing to the Fund at P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or calling the Fund at 1-855-HHD-FUND.

                               TABLE OF CONTENTS


THE TRUST ............................................................. S-1
DESCRIPTION OF PERMITTED INVESTMENTS .................................. S-1
INVESTMENT LIMITATIONS ................................................ S-20
THE ADVISER ........................................................... S-22
THE PORTFOLIO MANAGERS ................................................ S-22
THE ADMINISTRATOR ..................................................... S-23
THE DISTRIBUTOR ....................................................... S-24
SHAREHOLDER SERVICES .................................................. S-25
PAYMENTS TO FINANCIAL INTERMEDIARIES .................................. S-25
THE TRANSFER AGENT .................................................... S-26
THE CUSTODIAN ......................................................... S-26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ......................... S-26
LEGAL COUNSEL ......................................................... S-26
TRUSTEES AND OFFICERS OF THE TRUST .................................... S-26
PURCHASING AND REDEEMING SHARES ....................................... S-37
DETERMINATION OF NET ASSET VALUE ...................................... S-37
TAXES ................................................................. S-38
FUND TRANSACTIONS ..................................................... S-44
PORTFOLIO HOLDINGS .................................................... S-46
DESCRIPTION OF SHARES ................................................. S-47
SHAREHOLDER LIABILITY ................................................. S-47
LIMITATION OF TRUSTEES' LIABILITY ..................................... S-47
PROXY VOTING .......................................................... S-48
CODES OF ETHICS ....................................................... S-48
5% AND 25% SHAREHOLDERS ............................................... S-48
APPENDIX A -- DESCRIPTION OF RATINGS .................................. A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .................... B-1


May 1, 2014                                                      HCM-SX-001-0300

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and as amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Investor Class and Institutional Class Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses and shareholder servicing, see "The Distributor" and "Shareholder Services" sections in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund's investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectus.

The following are descriptions of the permitted investments and investment practices of the Fund. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.

ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S.

While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.
With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ROYALTY TRUSTS. Royalty trusts are structured similarly to real estate investment trusts. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

o EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs([R]), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)") and iShares([R]). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.
     S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Securities of Other Investment Companies" below.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

o MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

EMERGING MARKETS. An "emerging country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also the indirect similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- The Adviser anticipate that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

U. S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U. S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

o U. S. TREASURY OBLIGATIONS. U. S. Treasury obligations consist of bills, notes and bonds issued by the U. S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Receipts are interests in separately traded interest and principal component parts of U. S. government obligations that are issued by banks or brokerage firms and are created by depositing U. S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.
     S. Treasury. Receipts are sold as zero coupon securities.

o U. S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U. S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U. S. government are supported by the full faith and credit of the U. S. Treasury, others are supported by the right of the issuer to borrow from the U. S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U. S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under
Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will in each instance establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. The Fund will not invest more than 33 1/3% of its assets in reverse repurchase agreements.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and
(iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate, or a market benchmark, such as an index. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Fund's investment strategies and may adversely affect the Fund's performance.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. An option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, and interest rates. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). A financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate or foreign currency;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate or foreign currency; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate or foreign currency with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate or foreign currency with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o COMBINED POSITIONS

The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

LACK OF LIQUIDITY - Before an option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Although the Fund intends to purchase options only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and/or

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with these requirements, and subject to certain risks.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

RESTRICTED SECURITIES. The Fund may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser.

SHORT SALES. The Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

WHEN-ISSUED, DELAYED--DELIVERY AND FORWARD TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following limitations are non-fundamental and may be changed by the Board without shareholder approval.

1. The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets, the Fund will not make any further investments.

3. The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the SAI.

4. The Fund will not purchase or sell real estate, except that the Fund may purchase: marketable securities issued by companies which own or invest in real estate (including REITs).

5. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. The Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without 60 days' prior written notice to shareholders.

Complying with the fundamental and non-fundamental policies, as well as other investment limitations imposed by federal securities and tax laws, may restrict the Adviser's ability to fully implement its desired investment strategy for the Fund and may adversely affect the Fund's performance relative to accounts not subject to such limitations.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

GENERAL. Hamlin Capital Management, LLC, a Delaware limited liability company formed in 2001, located at 640 Fifth Avenue, 6th Floor, New York, NY 10019, is a 100% employee-owned professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. As of March 31, 2014, the Adviser had approximately $2.86 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated February 20, 2012 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Fund's net operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.00% of the Fund's Institutional Class and Investor Class Shares' average daily net assets until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place.

For the fiscal years ended December 31, 2012 and 2013, the Fund paid the Adviser the following advisory fees:

---------------------------------------------------------------------------------------------------------------
FUND                                  CONTRACTUAL FEES PAID      FEES WAIVED BY THE      TOTAL FEES PAID TO
                                                                      ADVISER            THE ADVISER (AFTER
                                                                                              WAIVERS)
                                      -------------------------------------------------------------------------
                                      2012(1)          2013      2012(1)       2013      2012(1)       2013
---------------------------------------------------------------------------------------------------------------
Hamlin High Dividend                  $173,941      $1,376,571   $173,941    $426,797     $0(2)      $949,774
Equity Fund
---------------------------------------------------------------------------------------------------------------

(1) Represents the period from March 30, 2012 (commencement of Fund operations) to December 31, 2012.

(2) For the fiscal year ended December 31, 2012, the Adviser additionally reimbursed fees of $116,801 to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.


THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. The Fund's portfolio managers' compensation consists of a base salary and a discretionary bonus. The discretionary cash bonus is awarded by the firm's managing partner and is determined by overall firm profitability, portfolio performance, the portfolio manager's contribution to employee development and retention, and the portfolio manager's adherence to the Adviser's code of conduct.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

--------------------------------------------------------------------------------
NAME                                             DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------
Charles S. Garland                                   $500,001 - $1,000,000
--------------------------------------------------------------------------------
Christopher M. D'Agnes                                $100,001 - $500,000
--------------------------------------------------------------------------------

(1) Valuation date is December 31, 2013.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that none of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2013.


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
               NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
NAME           ACCOUNTS           ($ MILLIONS)          ACCOUNTS           ($ MILLIONS)          ACCOUNTS           ($ MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Charles S.
Garland           0                    $0                  1                   $12                  741                 $1,361
------------------------------------------------------------------------------------------------------------------------------------
Christopher M.
D'Agnes           0                    $0                  1                    $12                 741                 $1,361
------------------------------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, accounts in which a related person or affiliate of the Adviser has a financial interest may participate in aggregated transactions with the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are made in the fairest way possible taking into account the clients' best interests. The Adviser follows procedures to ensure that allocations do not involve a practice of favoring or discriminating against any client or group of clients. The Adviser's trade allocation policy provides that client accounts for which orders are aggregated receive the average price of such transaction. Securities purchased or sold in an aggregated transaction are allocated by percentage weighting, when possible, to the participating client accounts in proportion to the size of the order placed for each account.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is detailed below in the following schedule:

--------------------------------------------------------------------------------
FEE (AS A PERCENTAGE OF AGGREGATE
AVERAGE ANNUAL ASSETS)                         FUND'S AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
            0.12%                                   First $500 million
--------------------------------------------------------------------------------
            0.10%                                   Next $500 million
--------------------------------------------------------------------------------
            0.08%                                   Over $1 billion
--------------------------------------------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 through March 30, 2015, after which the minimum will increase to $130,000. For each additional class of shares of the Fund established after the initial one (1) class of shares, the minimum annual fee will be increased by $15,000. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels.

For the fiscal years ended December 31, 2012 and 2013, the Fund paid the following administration fees:

--------------------------------------------------------------------------------
FUND                                            ADMINISTRATION FEES PAID
                                                --------------------------------
                                                2012(1)           2013
--------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund                $75,616         $165,881
--------------------------------------------------------------------------------
(1) Represents the period from March 30, 2012 (commencement of Fund operations) to December 31, 2012.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Investor Class Shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Investor Class Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal years ended December 31, 2012 and 2013, the Fund paid the Distributor the following fees pursuant to the
Plan:


-------------------------------------------------------------------------------------------------------------------
                                                            12B-1 FEES PAID            12B-1 FEES RETAINED BY
FUND                                  SHARE CLASS                                         THE DISTRIBUTOR
                                                          ---------------------------------------------------------
                                                          2012(1)        2013           2012(1)          2013
-------------------------------------------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund      Investor Class      $7,214       $33,182           $391           $1,267
-------------------------------------------------------------------------------------------------------------------


(1) Represents the period between March 30, 2012 (commencement of Fund operations) and December 31, 2012.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Fund has adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets of Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to          Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently            The Advisors' Inner Circle Fund II,
                            (since 1991)              performs various              Bishop Street Funds, SEI Daily
                                                      services on behalf of         Income Trust, SEI Institutional
                                                      SEI Investments for           International Trust, SEI Institutional
                                                      which Mr. Nesher is           Investments Trust, SEI Institutional
                                                      compensated.                  Managed Trust, SEI Liquid Asset
                                                      President and Director        Trust, SEI Asset Allocation Trust,
                                                      of SEI Structured             SEI Tax Exempt Trust, Adviser
                                                      Credit Fund, LP.              Managed Trust, New Covenant
                                                      President and Chief           Funds, SEI Insurance Products Trust
                                                      Executive Officer of          and The KP Funds. Director of SEI
                                                      SEI Alpha Strategy            Global Master Fund plc, SEI Global
                                                      Portfolios, LP, June          Assets Fund plc, SEI Global
                                                      2007 to September             Investments Fund plc, SEI
                                                      2013. President and           Investments--Global Funds
                                                      Director of SEI               Services, Limited, SEI Investments
                                                      Opportunity Fund,             Global, Limited, SEI Investments
                                                      L.P. to 2010.                 (Europe) Ltd., SEI Investments--
                                                                                    Unit Trust Management (UK)
                                                                                    Limited, SEI Multi-Strategy Funds
                                                                                    PLC and SEI Global Nominee Ltd.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------



                                             S-29


------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed                 Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.        The Advisors' Inner Circle Fund II,
                                                      Partner at Morgan,            The Advisors' Inner Circle Fund III,
                                                      Lewis & Bockius LLP           Bishop Street Funds, SEI Daily Income Trust,
                                                      (law firm) from  1976         SEI Institutional International Trust, SEI
                                                      to 2003. Counsel to the       Institutional Investments Trust, SEI
                                                      Trust, SEI Investments,        Institutional Managed Trust, SEI Liquid Asset
                                                      SIMC, the                     Trust, SEI Asset Allocation Trust,
                                                      Administrator and the         SEI Tax Exempt Trust, Adviser
                                                      Distributor.                  Managed Trust, New Covenant
                                                                                    Funds, SEI Insurance Products Trust
                                                                                    and The KP Funds. Director of SEI
                                                                                    Investments (Europe), Limited, SEI
                                                                                    Investments--Global       Funds
                                                                                    Services, Limited, SEI Investments
                                                                                    Global, Limited, SEI Investments
                                                                                    (Asia), Limited, SEI Global Nominee Ltd.
                                                                                    and SEI Investments -- Unit Trust
                                                                                    Management (UK) Limited. Director
                                                                                    of the Distributor since 2003.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------


                                        S-30




------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief                Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,            The Advisors' Inner Circle Fund II,
                                                      Office of Finance,            Bishop Street Funds and The KP
                                                      Federal Home Loan             Funds. Director of Federal Home
                                                      Banks, from 1992 to           Loan Banks of Pittsburgh, Manna,
                                                      2007.                         Inc. (non-profit developer of
                                                                                    affordable housing for ownership)
                                                                                    and Meals on Wheels,
                                                                                    Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self Employed                 Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since              The Advisors' Inner Circle Fund II,
                                                      January 2012. Director        Bishop Street Funds and The KP
                                                      of Endowments and             Funds. Director of The Korea Fund,
                                                      Foundations,                  Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      February 2010 to May
                                                      2011. Director of
                                                      International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates  Europe
                                                      Limited, Morningstar,
                                                      Inc., May 2007 to
                                                      February 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., June 2005 to May
                                                      2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private              Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.          The Advisors' Inner Circle Fund II,
                                                                                    Bishop Street Funds, SEI Asset
                                                                                    Allocation Trust, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Tax Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Director of Federal
                                                                                    Agricultural Mortgage Corporation
                                                                                    (Farmer Mac) since 1997.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------

                                        S-31



------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,               Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP              The Advisors' Inner Circle Fund II,
                                                      Financial Inc., from          Bishop Street Funds and The KP
                                                      2008 to 2010. Self-           Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                 Trustee                   Global Head of Asset          Current Directorships: Trustee of
(Born: 1956)                (since 2011)              Allocation, Manulife          The Advisors' Inner Circle Fund II,
                                                      Asset Management              Bishop Street Funds and The KP
                                                      (subsidiary of                Funds.
                                                      Manulife Financial),
                                                      June 2010 to May
                                                      2011. Executive Vice
                                                      President -- Investment
                                                      Management Services,
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      June 2003 to June
                                                      2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.     Trustee                   Retired since January         Current Directorships:   Trustee/
(Born: 1942)                (since 1999)              2012. Self-employed           Director of State Street Navigator
                            Lead Independent          Consultant, Newfound          Securities Lending Trust, The
                            Trustee                   Consultants Inc., April       Advisors' Inner Circle Fund II,
                                                      1997 to December              Bishop Street Funds, SEI Structured
                                                      2011.                         Credit Fund, LP, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Asset Allocation Trust, SEI Tax
                                                                                    Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Member of the
                                                                                    independent review committee for
                                                                                    SEI's Canadian-registered mutual
                                                                                    funds.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities;
     (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the

     Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met sixty (60) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF SHARES
NAME                      FUND SHARES (FUND)(1)       (ALL FUNDS IN THE FUND COMPLEX)(1,2)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                        None                                None
------------------------------------------------------------------------------------------
     Nesher                       None                                None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                         None                                None
------------------------------------------------------------------------------------------
     Grause                       None                                None
------------------------------------------------------------------------------------------
     Johnson                      None                           Over $100,000
------------------------------------------------------------------------------------------
     Krikorian                    None                                None
------------------------------------------------------------------------------------------
     Speca                        None                                None
------------------------------------------------------------------------------------------
     Sullivan                     None                                None
------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2013.

(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Fund's most recently completed fiscal year.

---------------------------------------------------------------------------------------------------------------------
                                                                 ESTIMATED
                    AGGREGATE        PENSION OR RETIREMENT        ANNUAL
                   COMPENSATION       BENEFITS ACCRUED AS      BENEFITS UPON     TOTAL COMPENSATION FROM THE
NAME              FROM THE TRUST     PART OF FUND EXPENSES      RETIREMENT       TRUST AND FUND COMPLEX(1)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Doran               $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Nesher              $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Darr                $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Grause              $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Johnson             $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Krikorian           $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Speca               $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Sullivan            $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH             POSITION WITH TRUST                    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                              Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                           Company, since 2004.
------------------------------------------------------------------------------------------------------------------------------------
James F. Volk        Treasurer, Controller and Chief        Chief Accounting Officer and Chief Compliance Officer
(Born: 1962)         Financial Officer (since 2014)         of SEI Investment Manager Services since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer               Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                           Fund, LP since June 2007. Chief Compliance
                                                            Officer of SEI Alpha Strategy Portfolios, LP from
                                                            June 2007 to September 2013. Chief Compliance
                                                            Officer of The Advisors' Inner Circle Fund II,
                                                            The Advisors' Inner Circle Fund III,
                                                            Bishop Street Funds, SEI Institutional Managed
                                                            Trust, SEI Asset Allocation Trust, SEI Institutional
                                                            International Trust, SEI Institutional Investments
                                                            Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                            Trust, SEI Tax Exempt Trust, Adviser Managed
                                                            Trust, New Covenant Funds, SEI Insurance
                                                            Products Trust and The KP Funds. Chief
                                                            Compliance Officer of SEI Opportunity Fund, L.P.
                                                            until 2010. Director of Investment Product
                                                            Management and Development, SEI Investments,
                                                            since February 2003; Senior Investment Analyst --
                                                            Equity Team, SEI Investments, from March 2000
                                                            to February 2003.
------------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant           Attorney, SEI Investments Company (2012-
(Born: 1978)         Secretary (since 2013)                 present). Associate Counsel and Compliance
                                                            Officer, The Glenmede Trust Company, N.A.
                                                            (2011-2012). Associate, Drinker Biddle & Reath
                                                            LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary           Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                           at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                2010.
------------------------------------------------------------------------------------------------------------------------------------
John Munch           Vice President and Assistant           Attorney, SEI Investments Company, since 2001.
(Born: 1971)         Secretary (since 2012)                 General Counsel, SEI Investments Distribution
                                                            Co., since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Edward               Privacy Officer                        Compliance Manager of SEI Investments
McCusker             (since 2013)                           Company, May 2011 -- April 2013. Project
(Born: 1983)                                                Manager and AML Operations Lead of SEI Private
                     AML Officer                            Trust Company, September 2010 -- May 2011.
                     (since 2013)                           Private Banking Client Service Professional of SEI
                                                            Private Banking and Trust, September 2008 --
                                                            September 2010.
------------------------------------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How the Fund Calculates NAV." The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Although the Fund intends to distribute substantially all of its net investment income and may distribute their capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in the Fund. The Fund will report annually to its shareholders the federal tax status of all distributions made by the Fund.

In the case of corporate shareholders, the Fund's distributions (other than capital gain distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Fund intends to invest in certain royalty trusts. The taxation of a royalty trust for U.S. tax purposes depends on the particular structure used by such trust and may be different from trust to trust. For example, some royalty trusts are taxable for U.S. tax purposes as grantor trusts and generally do not generate qualifying income for a RIC, whereas others are taxable as corporations for U.S. tax purposes and may generate qualifying income. The Fund will monitor its investment in such royalty trusts in order to ensure compliance with the Qualifying Income and Asset Tests.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

CERTAIN FOREIGN CURRENCY TAX ISSUES. The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain "phantom" income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or
(iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold at a 28% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

During the fiscal years ended December 31, 2012 and 2013, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

----------------------------------------------------------------------------------------------------
                                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
FUND                                                           PAID
----------------------------------------------------------------------------------------------------
                                                2012(1)                    2013
----------------------------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund               $92,650                   $411,969
----------------------------------------------------------------------------------------------------


(1) Represents the period between March 30, 2012 (commencement of Fund operations) and December 31, 2012.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

During the fiscal year ended December 31, 2013, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------------------------------------------------------------------
FUND                                  TOTAL DOLLAR AMOUNT OF         TOTAL DOLLAR AMOUNT OF
                                      BROKERAGE COMMISSIONS FOR      TRANSACTIONS INVOLVING
                                      RESEARCH SERVICES              BROKERAGE COMMISSIONS FOR
                                                                     RESEARCH SERVICES
--------------------------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund          $31,702.72                     $21,642,321.40
--------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from March 30, 2012 (commencement of Fund operations) to December 31, 2012 and the fiscal year ended December 31, 2013, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended December 31, 2013, the Fund did not hold any securities of "regular brokers and dealers."

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended December 31, 2012 and 2013, the Fund's portfolio turnover was as follows:

--------------------------------------------------------------------------------
                                             PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
                                     2012(1)                         2013
--------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund      32%                             35%
--------------------------------------------------------------------------------

(1) Represents the period from March 30, 2012 (commencement of Fund operations) to December 31, 2012.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30 and December 31). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Fund will post its top ten holdings within 30 days of the end of each calendar quarter on the internet at http://www.hamlinfunds.com.

The Fund's policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Fund's service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

The Adviser manages other accounts such as separately managed accounts, pooled investment vehicles, and pension plans sponsored by companies or government entities. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and are not subject to the Fund's portfolio holdings disclosure policies. In addition, the Fund is included as part of the Adviser's Equity Only Composite and the Fund is managed similarly to that of the composite. The Adviser provides its composite information to consultant databases, which occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific composite level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to the composite performance.

In addition to the Fund's service providers, the Adviser's service providers, such as independent pricing services, proxy voting service providers, computer systems service providers, counsel, accountants/auditors, regulatory consultants and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-HHD-FUND; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of the Trust, Adviser and Distributor Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of April 7, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning, of record or beneficially, more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
HAMLIN HIGH DIVIDEND EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                   NUMBER OF SHARES CLASS OF SHARES % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC    832,871.7990     Investor        65.96 %
ATTN: MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD FL 5           2,084,223.9260   Institutional   18.36 %
JERSEY CITY, NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC            68,713.5380      Investor        5.44 %
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS                  5,496,283.4900   Institutional   48.41 %
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY LLC    778,508.8320     Institutional   6.86 %
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY, NJ 07311
--------------------------------------------------------------------------------
MITRA & CO FBO VA                  651,146.8190     Institutional    5.73 %
C/O BMO HARRIS BANK NA, ATTN: MF
11270 WEST PARK PLACE STE 400
MILWAUKEE, WI 53224-3638
--------------------------------------------------------------------------------

                      APPENDIX A -- DESCRIPTION OF RATINGS

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATING SCALE

AAA Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

CAA Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

               APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES

HAMLIN'S PROXY VOTING POLICIES AND PROCEDURES

GOVERNING STANDARDS

Hamlin has adopted written proxy voting policies and guidelines (" the Policy") as required under Rule 206(4)-6 (the "Rule") of the Investment Advisers Act of 1940 ("Advisers Act"). The policy covers Hamlin's separately managed accounts, the Private Funds and Hamlin's Mutual Fund. In addition to covering the voting of equity securities, the Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Policy, which has been designed to ensure that Hamlin votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and Hamlin and its advisory affiliates(1) when voting proxies.

POLICY

The Policy applies to those client accounts that contain voting securities and for which Hamlin has authority to vote client proxies. When voting proxies for client accounts, Hamlin's primary objective is to make voting decisions solely in the best interest of clients for which it manages assets. With respect to the voting of proxies relating to equity securities, Hamlin has selected an unaffiliated third party proxy research and voting service ("Proxy Voting Service") to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Hamlin as to how to vote on each proposal based on the Proxy Voting Service's research of the individual facts and circumstances and the Proxy Voting Service's application of its research findings to a set of guidelines, the Glass Lewis' United States Policy Guidelines, by highlighting the key policies applied to companies listed in the United States. These guidelines have been approved by Hamlin, and though Hamlin intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Hamlin may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Hamlin may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, Hamlin's Fixed Income Team is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Fixed Income Team researches the financial implications of the proxy proposal and makes voting recommendations specific for each client that holds the related fixed income security. Hamlin considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

----------
(1) A firm's advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions);
     2) all persons directly or indirectly controlling or controlled by the adviser; and 3) all current employees.

Hamlin may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual's account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Hamlin otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Hamlin nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Hamlin is aware of a material vote on behalf of the mutual fund and Hamlin has the ability to call back loans and is aware of the securities on loan by the custodian, Hamlin may call back the loan and vote the proxy if time permits.

Hamlin will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client's account documentation related to exception voting. In fulfilling its obligations to clients, Hamlin will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

CLASS ACTIONS

Hamlin will not take any formal action or render any formal advice with respect to any securities in separate client accounts which are named in or subject to class action lawsuits. Hamlin will, however, forward to client any information received or maintained by Hamlin regarding class action legal matters involving any security held in the account.

If class action documents are received by Hamlin for the Mutual Fund, Hamlin will notify the Fund's CCO and forward it to the Fund's Administrator, to enable the Fund to determine whether it should file the class action at their discretion. Hamlin will not file class actions on behalf of the Fund but may assist in providing records. In the event that Hamlin is to be a lead or co-lead plaintiff in class action, or intends to bring suit against an issuer, it will notify the Fund's CCO prior to making any public filings of suit or announce that it is a lead or co-lead plaintiff in a class action.

HAMLIN WILL MAKE ALL DECISIONS PERTAINING TO CLASS ACTIONS ON BEHALF OF THE PRIVATE FUNDS IT MANAGES.

CONFLICTS OF INTEREST PROCEDURES

For voting of equity securities, Hamlin believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the guidelines. As a general practice, Hamlin will vote in accordance with the voting recommendation provided by the third-party research provider. In the event that Hamlin wishes to vote against the independent voting recommendation, Hamlin requires CCO approval prior to a vote being cast.

For voting of fixed income securities, Hamlin believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Hamlin is limited. However, there may be a potential for a conflict of interest which Hamlin or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the Fixed Income Trader must notify the CCO prior to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO may convene a committee to determine whether a conflict of interest is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable.

The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting.

VOTING GUIDELINES --EQUITY

For accounts that invest in equity securities, Hamlin has approved the Glass Lewis' U.S. Guidelines. These guidelines are intended to provide a general overview of Glass Lewis' United States Policy Guidelines by highlighting the key policies that Glass Lewis applies to companies listed in the United States. However, Glass Lewis' analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. For a list of the voting guidelines please visit:

http://www.glasslewis.com/issuer/guidelines/

Clients that are Union Taft-Hartley clients may upon written request have Hamlin vote their accounts in accordance with the Proxy Voting Service's Taft-Hartley Proxy Voting Guidelines, which are generally developed with a worker-owner view of long-term corporate value. A copy of the guidelines is available upon request.

VOTING GUIDELINES --FIXED INCOME

Hamlin exercises voting and consent rights directly with respect to debt securities held by a client account. Hamlin considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, Hamlin reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Hamlin may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

Amendment

Hamlin may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Hamlin management.

Hamlin will supervise and periodically review its proxy voting activities and the implementation of the Policy. All reports and any other information filed with Hamlin pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Hamlin's management, any regulatory or self-regulatory authority or agency upon its request, or as required by law or court or administrative order. All records of Hamlin's proxy voting policies and voting activity are retained in accordance with Rule 204 2(C)(2) of the Advisers Act. If you require additional information on this policy or on how proxies were votes, please contact the Chief Compliance Officer at (212) 752-8777.

                                                               GLASS LEWIS & CO

PROXY PAPER(TM)
GUIDELINES

2014 PROXY SEASON

                                                                      INVESTMENT

                                                                  MANAGER POLICY

                                AN ADDENDUM TO THE PROXY PAPER POLICY GUIDELINES

   For more information about Glass Lewis' policies or our approach to proxy analysis, please visit WWW.GLASSLEWIS.COM or contact our Chief Policy Officer,
                      Robert McCormick at (415) 678-4228.

COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers' active investment decision-making. The guidelines are designed to increase investor's potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis' Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company's directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation ("say-on-pay") and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction's likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights' plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company's board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis' Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company's activities or operations with environmental. Further, the Glass Lewis' Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company's greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis' Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers' rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company's political and charitable spending as well as its lobbying practices.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis' experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

COPYRIGHT [C] 2014 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.

SAN FRANCISCO
HEADQUARTERS

Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300 San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

NEW YORK

Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716

AUSTRALIA

CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,
261 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

IRELAND
Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292
800 Fax: +353 61 292 899

                                                                GLASS LEWIS & CO

PROXY PAPER(TM)
GUIDELINES

2014 PROXY SEASON

                                                             TAFT-HARTLEY POLICY

                                AN ADDENDUM TO THE PROXY PAPER POLICY GUIDELINES

   For more information about Glass Lewis' policies or our approach to proxy analysis, please visit WWW.GLASSLEWIS.COM or contact our Chief Policy Officer,
                      Robert McCormick at (415) 678-4228.

                     COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

In addition to the standard detailed analysis conducted by Glass Lewis for all its clients, Glass Lewis conducts an additional level of analysis on behalf of its Taft-Hartley clients relevant to the unique fiduciary responsibility of Taft-Hartley investors. These guidelines are fully compliant with the fiduciary voting responsibilities of the Taft-Hartley Labor Act as well the fiduciary duty imposed by ERISA requiring a plan sponsor to protect a labor funds' assets. The guidelines are consistent with the both AFL-CIO guidelines and its annual Key Vote Survey. In addition to the standard extensive review of the financial and corporate governance issues implicated in voting proxies at portfolio companies, the guidelines include careful review of companies' labor practices including compliance with EEOC, company treatment of union members and union members' job site safety.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

These guidelines complement the standard level of analysis Glass Lewis conducts of directors and their performance by reviewing company's employment practices in evaluating director performance to determine whether to support various shareholder proposals. Consistent with this evaluation, the guidelines supports proposals relating to regulatory compliance with environmental laws, workplace health and safety laws, nondiscrimination laws, or international labor standards. In addition, under the Taft-Hartley guidelines, Glass Lewis supports shareholder proposals calling for more diverse board membership.

EXECUTIVE COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. In its standard analysis, Glass Lewis engages in an exhaustive examination of the methods and levels of compensation paid to executives to determine if pay and performance are properly aligned. Under the Glass Lewis Taft-Hartley guidelines, Glass Lewis conducts a further level of analysis by looking at compensation issues as they relate to labor and employment practices as well as other issues relevant to good executive compensation practices such as maintaining internal pay equity.

The Glass Lewis Taft-Hartley Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation ("say-on-pay") and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Taft-Hartley Guidelines will support annual advisory compensation votes.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic and corporate governance implications of a proposed merger or acquisition in terms of the transaction's likelihood of maximizing shareholder return. Unlike the general Glass Lewis guidelines, the Taft-Hartley guidelines will support shareholder proposals seeking the company to consider effects of the transaction on the company's stakeholders.

SHAREHOLDER PROPOSALS

COMPENSATION

The Taft-Hartley guidelines will support shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins and to clawback unearned bonuses. The Taft-Hartley guidelines generally supports proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards.

The Taft-Hartley guidelines will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The2 Taft-Hartley guidelines will also support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards.

SHAREHOLDER RIGHTS

Similar to Glass Lewis' general guidelines, the Glass Lewis Taft-Hartley guidelines supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Glass Lewis Taft-Hartley guidelines will support initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption of proxy access, elimination in/ reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights' plans to a shareholder vote and the principle of one share, one vote. The Taft-Hartley guidelines will support proposals seeking to repeal exclusive forum provisions to ensure shareholders are not limited in the selection of forum for legal action.

ENVIRONMENT

Glass Lewis' Taft-Hartley guidelines generally supports proposals regarding the environment, in particular those seeking improved sustainability reporting and disclosure about company practices which impact the environment. Glass Lewis' Taft-Hartley guidelines supports increased disclosure of a company's environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES. Similarly, Glass Lewis' Taft-Hartley guidelines supports proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company's environmental impact.

Under the Glass Lewis' Taft-Hartley guidelines, we carefully examine each proposal's merits in order to ensure it seeks enhanced environmental disclosure and/or practices and is not conversely aimed at limiting environmental disclosure or consideration.

The Glass Lewis Taft-Hartley guidelines will also support proposals seeking to adopt the Equator Principles. The Equator Principles are a financial industry benchmark for determining, assessing and managing social and environmental risk in project financing. Similarly, the Glass Lewis Taft-Hartley guidelines support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

As bioengineering and nanotechnology become more prevalent, the Glass Lewis Taft-Hartley guidelines carefully scrutinize any proposals requesting that a company adopt a policy concerning these matters. In general, the Glass Lewis Taft-Hartley guidelines support proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.

Glass Lewis' Taft-Hartley guidelines evaluate a company's impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. The Glass Lewis Taft-Hartley guidelines will consider withholding votes, or voting against, from certain directors for not exercising their fiduciary duty as it relates to environmental risk.

LABOR/HUMAN RIGHTS

Glass Lewis' Taft-Hartley guidelines generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Glass Lewis Taft-Hartley guidelines will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers' rights and human rights in general. In addition, Glass Lewis' Taft-Hartley guidelines supports proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions and corporate responsibility at large. The Glass Lewis Taft-Hartley guidelines will support proposals requesting independent verification of a company's contractors' compliance with labor and human rights standards. In addition, the Glass Lewis Taft-Hartley guidelines support the International Labor Organization standards and encourage companies to adopt such standards in its business operations.

Glass Lewis' Taft-Hartley guidelines provides for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the Glass Lewis Taft-Hartley guidelines, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, we will consider voting against directors considering the severity of the violations and the outcome of the claims.

HEALTH/SAFETY

Glass Lewis' Taft-Hartley guidelines generally support proposals seeking increased disclosure regarding health and safety issues. In particular, Glass Lewis' Taft-Hartley guidelines supports proposals calling for the labeling of the use of genetically modified organisms ("GMO"), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. Glass Lewis' Taft-Hartley guidelines also supports proposals seeking a report on a company's drug reimportation guidelines, as well as on a company's ethical responsibility as it relates to drug distribution and manufacture.

BUSINESS ETHICS

Glass Lewis' Taft-Hartley guidelines generally supports proposals seeking to increase disclosure of a company's business ethics and code of conduct, as well as of its activities that relate to social welfare. The Glass Lewis Taft-Hartley guidelines supports proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the Glass Lewis Taft-Hartley guidelines supports reporting and reviewing a company's political and charitable spending as well as its lobbying practices.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis' experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

COPYRIGHT [C] 2014 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.

SAN FRANCISCO
HEADQUARTERS

Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300 San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

NEW YORK

Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716

AUSTRALIA

CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,
261 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

IRELAND
Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292
800 Fax: +353 61 292 899